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                                                                   EXHIBIT 10.11


                      JQH RIGHT OF FIRST REFUSAL AGREEMENT

                                  BY AND AMONG

                        JOHN Q. HAMMONS HOTELS, L.P., AND

                        JOHN Q. HAMMONS HOTELS TWO, L.P.

                        (COLLECTIVELY, "NEWCO ENTITIES"),

                                       AND

                           JOHN Q. HAMMONS ("JQH") AND

                AND THE REVOCABLE TRUST OF JOHN Q. HAMMONS DATED
                   DECEMBER 28, 1989, AS AMENDED AND RESTATED

                                (THE "JQH TRUST")

                         DATED AS OF ____________, 2005

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                      JQH RIGHT OF FIRST REFUSAL AGREEMENT

      THIS RIGHT OF FIRST REFUSAL AGREEMENT (this "Agreement") is made as of _____________, 2005 by and among John Q. Hammons Hotels, L.P., a Delaware limited partnership, ("LP") and John Q. Hammons Hotels Two, L.P., a Delaware limited partnership, ("II LP"), each on behalf of itself and its Subsidiaries (collectively, the "Newco Entities" and each, a "Newco Entity") and John Q. Hammons ("JQH") and the Revocable Trust of John Q. Hammons dated December 28, 1989, as amended and restated (the "JQH Trust"; sometimes hereinafter JQH and the JQH Trust are collectively referred to as a "JQH Entity").

      WHEREAS, in connection with a transaction whereby JQH Aquisition, LLC, a Delaware limited liability company ("Newco"), through merger of its wholly-owned subsidiary with John Q. Hammons Hotels, Inc., a Delaware corporation ("JQH, Inc."), acquires all of the interests in JQH, Inc. and, indirectly, certain of the partnership interests of LP and of II LP, in each case owned by JQH, Inc., JQH or certain of his Affiliates (the "Formation Transaction"), JQH desires to obtain a right of first refusal on certain of the hotel properties owned by LP or II LP at the date of the Formation Transaction, and the LP and II LP are willing to grant such a right of first refusal.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration given and received by each party, receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      1.1 Definitions. For purposes of this Agreement, the following capitalized terms shall have the meanings set forth below:

      "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such first Person. The term "control" (including with correlative meanings, the terms "controlling," "controlled by" and "under common control with") shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether by reason of membership, ownership of voting stock, partnership interests, by contract or otherwise. For purposes of this Agreement, JQH, Inc., LP and II LP and their respective Subsidiaries shall not be deemed to be "Affiliates" of JQH.

      "Hotel Properties" shall mean interests in real property and personal property, tangible or intangible (other than any rights to any tradename using the name "John Q. Hammons" or "Hammons"), used in the operation of a hotel facility, or any interests in any related convention or entertainment facility, retail facility, parking facility or gaming facility, including, without limitation, fee interests, leasehold interests, interests in ground leases, easements and rights of way, air rights, surface rights, subsurface rights, debt or equity interests in corporations, limited liability companies, joint ventures, partnerships or other entities holding title to, or a leasehold interest in, any of the foregoing, interests in mortgages or other security interests in any of the foregoing, contractual management interests, and debt instruments as the Person who holds title to, or a leasehold interest in, such property may hold from time to time (each, a "Hotel Property").

      "Newco Subject Hotels" shall mean those Hotel Properties set forth on Exhibit A hereto (each, a "Newco Subject Hotel").

      "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization, other entity or governmental body, in each case whether in such individual's or entity's own capacity or as an agent or fiduciary of another Person.

      "Sale" shall mean any sale, assignment, transfer or other disposition, in a single transaction or as part of a single transaction or series of transactions, of (a) any interest in title to any Newco Subject Hotel or Newco Subject Hotels (as defined herein), or (b) any direct or indirect ownership or debt interests in the Person that owns title to any Newco Subject Hotel or Newco Subject Hotels, as a result of which title to any such Newco Subject Hotel is no longer owned by Newco, JQH, Inc. or a Subsidiary of either of them. A Sale shall include (i) any grant of an option to purchase any Newco Subject Hotel or Newco Subject Hotels or any interest therein or any direct or indirect interest in the Person that owns title to, or the leasehold of, such Newco Subject Hotel or Newco Subject Hotels, and (ii) any issuance of any debt or other security convertible into equity interests in the Person that, directly or indirectly, holds title to, or the leasehold of, any Newco Subject Hotel or Newco Subject Hotels. The term "Sale" shall not include (i) a mortgage, deed of trust, or other collateral assignment intended to provide security for a loan or other obligation in favor of an unaffiliated third-party lender with a loan-to-value ratio not exceeding 90% and otherwise on market terms, or any foreclosure on any such mortgage, lien, or security interest by such unaffiliated third-party lender, (ii) a lease or sublease of all or any part of a Newco Subject Hotel to [TRS, a wholly-owned Subsidiary of LP] or any Affiliate of Newco, (iii) any sale of a portion of the land or improvements relating to a Newco Subject Hotel that does not include the hotel and does not adversely affect the operation of the Newco Subject Hotel as a hotel, (iv) any sale, assignment, transfer or other disposition of all or substantially all, or of the direct or indirect ownership interests in the Persons that own title to all or substantially all, of the Newco Subject Hotels, or (v) any transfer of a Newco Subject Hotel as part of an exchange qualifying for nonrecognition of gain or loss in accordance with the provisions of Section 1031 of the Internal Revenue Code of 1986. The terms "Sell" or "Sold" shall mean to dispose of, or to have disposed of, a Newco Subject Hotel or the direct or indirect ownership interests in the Person that owns title to a Newco Subject Hotel pursuant to a Sale.

      "Subsidiary" of any Person means any other Person that, now or at any time hereafter, is directly or indirectly owned 50% or more (in terms of voting securities or other voting ownership or partnership interest) by such first Person; provided, however, that such other Person shall be deemed to be a "Subsidiary" only so long as the foregoing test continues to be met.

      "Third-Party Lease" shall mean a written, executed lease or sublease of a Newco Subject Hotel between the Person who holds title to (or the leasehold interest in) such Newco Subject Hotel, as lessor thereunder, and an unrelated third party which is not [TRS, a wholly-owned Subsidiary of LP] or an Affiliate of Newco, as lessee thereunder, whereby such Newco Subject Hotel is leased or subleased in its entirety to such third party at a specified rental for a period of time and otherwise on the terms and conditions contained therein.

                                   ARTICLE II
                             RIGHT OF FIRST REFUSAL

      2.1 Right of First Refusal Granted to JQH.

      (a) Prior to the Sale of any Newco Subject Hotel, Newco shall provide (or cause its applicable Subsidiary to provide) to JQH a written purchase and sale agreement, expressly subject to JQH's rights hereunder, executed by the Person selling such Newco Subject Hotel and a bona fide third-party buyer, requiring a cash deposit of at least five percent (5%) of the purchase price, refundable only if a JQH Acceptance Notice (defined below) is received, but otherwise nonrefundable, and setting forth the price for each such Newco Subject Hotel and other material terms upon which such Person has agreed with such third-party buyer to Sell each such Newco Subject Hotel, together with any written information provided to such third-party buyer with respect to such Newco Subject Hotel (the "JQH ROFR Notice"). Upon receipt of the JQH ROFR Notice, JQH may elect to purchase any such Newco Subject Hotel from the applicable seller thereof by providing a notice to Newco or the applicable Subsidiary within thirty (30) days following the date of the JQH ROFR Notice (the "JQH Acceptance Notice"). If JQH fails to respond to the JQH ROFR Notice within such thirty- (30-) day period (the "JQH ROFR Period"), JQH shall be deemed to have declined to purchase such Newco Subject Hotel pursuant to this Agreement.

      (b) If JQH exercises his right of first refusal hereunder and sends a JQH Acceptance Notice within the JQH ROFR Period, then (i) contemporaneously with the delivery of the JQH Acceptance Notice, JQH shall deposit a nonrefundable amount equal to the lesser of (y) the amount of any earnest money deposit required to be made by such third-party buyer as set forth in the JQH ROFR Notice, or (z) one percent (1%) of the purchase price set forth in the JQH ROFR Notice (the "JQH Deposit") in escrow with a title insurance company or other escrow agent approved in advance by the parties and (ii) the parties shall close such sale transaction on substantially identical economic terms, except that (I) the purchase price payable by JQH shall be net of any broker's commission payable pursuant to the transaction described in the JQH ROFR Notice, (II) if the JQH ROFR Notice describes any non-cash consideration payable as all or any part of the purchase price of such Newco Subject Hotel, then JQH shall have the right to (A) pay non-cash consideration of a similar type and of equivalent value, and/or (B) pay cash consideration equivalent in value to such non-cash consideration, and (III) such Newco Subject Hotel shall be transferred (A) free and clear of any existing management agreement, (B) free and clear of any liens or encumbrances or restrictions or agreements of any kind of any Affiliate of LP or II LP, and (C) if such Newco Subject Hotel is to be transferred subject to an existing mortgage pursuant to the transaction described in the JQH ROFR Notice, then Newco, or its applicable Subsidiary selling such Newco Subject Hotel, will pay any fee payable to the holder of such mortgage by reason of such transfer, and (D) if any fee is payable to any licensor or franchisor under any License Agreement affecting such Newco Subject Hotel by reason of such transfer, Newco or its applicable Subsidiary selling such Newco Subject Hotel, will pay any such fee. The Sale to JQH of such Newco Subject Hotel shall be closed at the time and on the date specified in the JQH ROFR Notice, but not earlier than sixty (60) days following the date of the JQH Acceptance Notice. The closing shall take place on the terms set forth in the JQH ROFR Notice, except as otherwise provided herein. If JQH shall fail to consummate such sale transaction in accordance with its terms, then the applicable seller shall have the right to sell the applicable Newco Subject Hotel as set forth in Section 2.1(c) below, and such seller may, as its sole and exclusive remedy, retain the JQH Deposit as liquidated damages, and not as a penalty.

      (c) If JQH fails to deliver a JQH Acceptance Notice prior to the end of the JQH ROFR Period, then LP, II LP, or the applicable Subsidiary shall, as of the end of the JQH ROFR Period (or the earlier waiver of such period by JQH ), be free thereafter to sell the Newco Subject Hotel to such third parties on substantially identical terms as those set forth in the JQH ROFR Notice, and JQH shall provide to LP, II LP or the applicable Subsidiary the documents necessary to release its recorded right of first refusal as provided herein; and such documents shall be recorded upon closing of the sale of the Newco Subject Hotel to such third party; provided, however, that if LP, II LP or the applicable Subsidiary subsequently proposes to sell such Newco Subject Hotel to such third party for a price (the "Final Price") which is less than the price specified in the JQH ROFR Notice by an amount in excess of $50,000, then LP, II LP or the applicable Subsidiary shall, at least thirty (30) days prior to closing of such Sale, so notify JQH, and JQH shall have a period of fifteen (15) days within which to execute (at his option) a binding agreement to purchase such Newco Subject Hotel for the Final Price (net of any broker's commission) and with substantially identical economic terms as LP, II LP or the applicable Subsidiary proposed to sell such Newco Subject Hotel to such third party, except as otherwise provided in Section 2.1(b) herein. If JQH elects to execute such purchase agreement and delivers a JQH Deposit with respect thereto, LP, II LP or the applicable Subsidiary shall be obligated to accept it, and the Sale of such Newco Subject Hotel to JQH will thereafter be finalized in accordance with the provisions of Section 2.1 (b). If LP, II LP or the applicable Subsidiary has not succeeded in consummating the Sale of such Newco Subject Hotel to such third party on substantially identical terms as those contained in the JQH ROFR Notice within 30 days after the time and date for closing of such transaction as set forth in the JQH ROFR Notice, then LP, II LP or the applicable Subsidiary shall again comply with all of the provisions of this Section 2.1 prior to any Sale of such Newco Subject Hotel.

      (d) In the event a Person holding title to (or the leasehold interest in) any Newco Subject Hotel proposes to enter into a Third-Party Lease of such Newco Subject Hotel, then a JQH ROFR Notice shall be delivered to JQH prior to the commencement of such Third-Party Lease, and such JQH ROFR Notice shall include a copy of the executed Third Party Lease, together with any written information provided to such third-party lessee with respect to such Newco Subject Hotel. Upon receipt of the JQH ROFR Notice, JQH may elect to lease or sublease any such Newco Subject Hotel from the applicable lessor thereof, on the identical economic terms as contained in the JQH ROFR Notice, by providing a JQH Acceptance Notice to Newco or the applicable Subsidiary within the JQH ROFR Period. If JQH fails to respond to the JQH ROFR Notice with respect to a Third-Party Lease within the JQH ROFR Period, JQH shall be deemed to have declined to lease or sublease such Newco Subject Hotel pursuant to this Agreement. If a JQH Acceptance Notice is delivered to Newco with respect to a Third-Party Lease, then JQH or the JQH Trust and the Person holding title to (or the leasehold interest in) such Newco Subject Hotel shall enter into a lease or sublease, as applicable, of such Newco Subject Hotel on the same terms as contained in the JQH ROFR Notice with respect to such Third-Party Lease, and any subsequent Sale of such Newco Subject Hotel remains subject to this Agreement.

      2.2 License Agreements; Mortgages.

      (a) Each of LP and II LP agrees that, from and after the date hereof, any franchise agreement or license agreement (each, a "License Agreement") amended, modified or extended, and any new License Agreement executed by LP or II LP in connection with a Newco Subject Hotel shall specify that a transfer of such Newco Subject Hotel to JQH or the JQH Trust is permitted under such License Agreement, without consent of such licensor or franchisor, and each of LP and II LP will use its best efforts to negotiate that no fee is payable by reason of any such permitted transfer.

      (b) Each of LP and II LP agrees that, from and after the date hereof, any mortgage or deed of trust document ("Mortgage") amended, modified or extended, and any new Mortgage executed by LP or II LP in connection with a Newco Subject Hotel shall specify that a transfer of such Newco Subject Hotel to JQH or the JQH Trust is permitted under such Mortgage, without consent of such lender or mortgagee, and each of LP and II LP will use its best efforts to negotiate that no fee is payable by reason of any such permitted transfer.

      (c) Each of LP and II LP and any applicable Affiliate thereof agrees to deliver to any lender, mortgagee, licensor or franchisor under a Mortgage or a License Agreement affecting any applicable Newco Subject Hotel, any and all financial and other information which may reasonably be requested by any such lender or franchisor in connection with its agreement to permit transfer of any Newco Subject Hotel to JQH or the JQH Trust.

      2.3 Transfers in Violation Void. Any Sale by LP or II LP of any Newco Subject Hotel in violation of the terms and provisions of this Agreement shall be void and of no force or effect.

                                   ARTICLE III
                               GENERAL PROVISIONS

      3.1 Term of Agreement.

      (a) This Agreement shall continue in effect from the date hereof until the earlier to occur of: (i) full redemption or other permitted disposition by JQH and his Affiliates of all of his and their preferred interests in LP, or (ii) JQH's death. Within forty-five (45) days after JQH's death, the JQH Trust (or other applicable JQH Entity) agrees to deliver to Newco or at Newco's direction, recordable releases of each of the rights of first refusal granted to JQH hereunder.

      (b) In the event of (i) the occurrence of a material default by Borrower under the Loan Agreement dated as of _______, 2005 between Project Holdco ("Borrower"), as Borrower and Project Lendco ("Lender"), as Lender (the "Line of Credit Agreement"), which is not cured within thirty (30) days after receipt by Borrower of notice from Lender of such material default, and (ii) no material funding default by Lender has occurred under the Line of Credit Agreement, then a Sponsor Entity shall have the right, upon delivery of at least fifteen (15) days' prior written notice, to suspend the effectiveness of this Agreement during the period that both (i) and (ii) above are undisputed. In the event that the existence of a material funding default by Lender or the existence of a material default by Borrower is disputed as between the parties (in any such case, a "Disputed LOC Default"), then the parties to this Agreement agree (which agreement shall have no effect on any rights or obligations of Borrower or Lender under the Line of Credit Agreement) to submit such dispute to an arbitration proceeding, such arbitration to be completed within seventy-five (75) days of receipt by Sponsor Entity of a notice from JQH of a Disputed LOC Default (a "Disputed LOC Default Notice"), held in a neutral city and conducted in accordance with the rules of the American Arbitration Association in effect at the date such Disputed LOC Default Notice is given, but not under the authority of that Association. Such arbitration proceeding shall be conducted by an arbitrator who is a partner at a nationally recognized accounting firm, or any other person with experience in the matter or matters to be arbitrated, mutually selected by Sponsor Entity and JQH. If JQH and Sponsor Entity fail to agree on an arbitrator within fifteen (15) days (the "Arbitrator Selection Period") of Sponsor Entity's receipt of a Disputed LOC Default Notice from JQH, then, within ten (10) days after the expiration of the Arbitrator Selection Period, JQH and Sponsor Entity each shall select one arbitrator who is a partner at a nationally recognized accounting firm, or any other person with experience in the matter or matters to be arbitrated, who shall then select a third arbitrator who meets the qualifications specified above to conduct the arbitration. The decision of the arbitrator shall be binding upon the parties to this Agreement, and neither party shall have the right to appeal any such decision (except in the case of manifest error). The thirty- (30-) day cure period, or, if applicable, the fifteen- (15-) day notice period referenced in the preceding sentence shall commence upon the issuance of an arbitration decision by such arbitrator.

      3.2 Successors and Assigns. This grant of a right of first refusal to JQH is personal to JQH, and JQH's interest herein in such capacity may not be assigned to any other Person, including any Affiliate of JQH or his estate, and any attempted assignment by JQH of such right of first refusal granted pursuant to this Agreement shall be null and void. Notwithstanding the foregoing sentence, JQH may assign his right of first refusal to the JQH Trust, subject to the provisions of this Agreement. Except as provided in the foregoing sentences, this Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors by operation of law or otherwise. Notwithstanding anything herein to the contrary, following delivery of a JQH Acceptance Notice, JQH may assign the right to purchase or lease such Newco Subject Hotel to the JQH Trust.

      3.3 Delivery of Information. Each of LP, II LP and any applicable Subsidiary or Affiliate thereof agrees to deliver to the other parties hereto any and all broker solicitations and correspondence and any and all written offers to purchase or expressions of interest in any Newco Subject Hotel, identifying the interested party (whether solicited or unsolicited), within ten
(10) days after receipt thereof. In addition, subject to the provisions of
Section 3.15 herein, each of LP, II LP and any applicable Subsidiary or Affiliate thereof agrees, to the extent not otherwise delivered in accordance with any other Formation Transaction document, to deliver to the other parties hereto (for informational purposes only) annual operating statements of each Newco Subject Hotel, together with annual budgets for each Newco Subject Hotel.

      3.4 Amendments; Waivers. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, each of the parties hereto. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive such party of the right to insist later on adherence hereto, or thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing and signed by the party against whom enforcement is sought in order to be effective.

      3.5 Governing Law. The interpretation and construction of this Agreement and (unless otherwise expressly provided herein) all amendments hereof and waivers and consents hereunder shall, to the extent the particular subject matter is controlled by state law, be governed by and be construed in accordance with the substantive law of the State of Delaware, without regard to the conflicts of laws principles thereof.

      3.6 Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.6.

      3.7 Jurisdiction; Service of Process. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement shall be brought against any of the parties only in the Courts of the State of Delaware or, if it has or can acquire jurisdiction, in the United States District Court for the District of Delaware, and each of the parties consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

      3.8 Entire Agreement. This Agreement constitutes a complete statement of all of the binding agreements among the parties as of the date hereof with respect to the subject matter contained herein and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, between them with respect to such subject matter.

      3.9 Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given (a) when delivered by hand or certified mail, return receipt requested, postage prepaid, (b) when transmitted by telecopier (providing electronic confirmation of transmission) or (c) when received if sent by overnight courier (providing proof of delivery), to the addressee at the following addresses or telecopier numbers (or to such other address or telecopier number as a party may specify from time to time by notice hereunder):

            (i)   If to JQH:

                  John Q. Hammons
                  300 John Q. Hammons Parkway,
                  Suite 900
                  Springfield, Missouri 65806
                  Telephone: (417) 864-4300
                  Facsimile: (417) 873-3511

                  with a copy (which shall not constitute notice) to:

                  Blackwell Sanders Peper Martin LLP
                  4801 Main Street, Suite 1000
                  Kansas City, Missouri 64112
                  Attn: Gary D. Gilson and
                        David C. Agee
                  Telephone: (816) 983-8000
                  Facsimile: (816) 983-8080

            (ii)  If to LP, II LP or Newco:

                  Jonathan D. Eilian
                  JD Holdings, LLC
                  152 West 57th Street, 56th Floor
                  New York, New York  10023
                  Telephone: (212) 884-8827
                  Facsimile: (212) 884-8753

                  with a copy (which shall not constitute notice) to:

                  Kaye Scholer, LLC
                  Three First National Plaza,
                  70 West Madison Street, Suite 4100
                  Chicago, Illinois  60602
                  Attention: Gary R. Silverman and
                             Lauretta J. Moran
                  Telephone: (312) 583-2300
                  Facsimile: (312) 583-2360

      3.10 Titles and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. References to "Sections" refer to Sections of this Agreement, unless otherwise stated.

      3.11 Severability. If any term or provision of this Agreement or the application thereof to any party hereto or set of circumstances shall, in any jurisdiction and to any extent, be finally held to be invalid or unenforceable, such term or provision shall only be ineffective as to such jurisdiction, and only to the extent of such invalidity or unenforceability, without invalidating or rendering unenforceable any other terms or provisions of this Agreement or under any other circumstances, and the parties shall negotiate in good faith a substitute provision which comes as close as possible to the invalidated or unenforceable term or provision, and puts the parties in a position as nearly comparable as possible to the position they would have been in but for such finding of invalidity or unenforceability, while remaining valid and enforceable.

      3.12 Counterparts. This Agreement may be executed in several counterparts, each of which shall be considered an original, but all of which together shall constitute one and the same instrument.

      3.13 Remedies Including Injunction and Specific Performance.

      (a) In the event that any Newco Entity shall fail to perform any of its obligations under this Agreement, a JQH Entity shall be entitled, in addition to any other remedy that may be available at law or in equity as a result of such failure, to obtain an injunction and/or specific performance of any such obligations as a remedy for such breach, and each Newco Entity further waives any requirements for securing or posting a bond in connection with any such remedy.

      (b) In the event that any Newco Entity shall default in the performance of any of its obligations hereunder in any material respect, then a JQH Entity shall have the right (i) to payment by such Newco Entity of any and all attorneys' fees and costs, including any court costs and costs of any consultants incurred by such JQH Entity in seeking to enforce its rights under this Agreement, and (ii) to purchase any Newco Subject Hotel in relation to which the Newco Entity failed to perform its obligations under this Agreement, in accordance with the provisions of this Agreement, except that the purchase price payable by such JQH Entity to purchase such Newco Subject Hotel shall equal eighty percent (80%) of the price otherwise payable hereunder.

      3.14 Recording. Each of the parties hereto agrees that this Agreement evidences a right in real property of each of the parties hereto, and each agrees that this Agreement, or a Memorandum of this Agreement summarizing its material terms, shall be recorded in the appropriate recording office for each Newco Subject Hotel at closing of the Formation Transaction.

      3.15 Confidentiality. Except as otherwise required by law or judicial order or decree or by any governmental authority, JQH and any applicable JQH Entity shall maintain the confidentiality of all nonpublic information obtained by it under this Agreement in a JQH ROFR Notice or pursuant to Section 3.3 herein, unless such information becomes known to the public in a manner unrelated to such JQH Entity. It is understood and agreed that such nonpublic information may be disclosed to attorneys, consultants, officers, directors, members or agents of any JQH Entity, to the extent deemed necessary by such JQH Entity, subject to such attorneys', consultants', officers', directors', members' or agents' maintaining the confidentiality of such information as set forth herein.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

                          JOHN Q. HAMMONS HOTELS, L.P.

                          By: John Q. Hammons Hotels, Inc., its general
                              partner

                              By: _________________________________
                              Name: _______________________________
                              Title: ______________________________

                          JOHN Q. HAMMONS HOTELS II, L.P.

                          By: John Q. Hammons Hotels, L.P., its general
                              partner

                              By: John Q. Hammons Hotels, Inc., its
                                  general partner

                              By: _________________________________
                              Name: _______________________________
                              Title: ______________________________

                          JQH ACQUISITION, LLC

                          By: _________________________________
                          Name: _______________________________
                          Title: ______________________________

                          _____________________________________
                                   JOHN Q. HAMMONS

                          _____________________________________
                          JOHN Q. HAMMONS, as Trustee of the
                          REVOCABLE TRUST OF JOHN Q. HAMMONS

STATE OF____________________ )
                             ) SS.
COUNTY OF___________________ )

      I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that _____________, ______________ of John Q. Hammons Hotels, Inc., general partner of John Q. Hammons Hotels, L.P., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her free and voluntary act and deed and the free and voluntary act and deed of such general partner on behalf of such partnership for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this ______ day of ____________, 2005.

                                                        ___________________
                                                          Notary Public

My commission expires: _________________________

STATE OF____________________ )
                             ) SS.
COUNTY OF___________________ )

      I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that _____________, ______________ of John Q. Hammons Hotels, Inc., general partner of John Q. Hammons Hotels, L.P., as general partner of John Q. Hammons Hotels II, L.P., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her free and voluntary act and deed and the free and voluntary act and deed of such general partner on behalf of such partnership for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this ______ day of ____________, 2005.

                                                        ___________________
                                                          Notary Public

My commission expires: _________________________

STATE OF____________________ )
                             ) SS.
COUNTY OF___________________ )

      I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that ______________, ________________ of JQH Acquisition, LLC, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her free and voluntary act and deed and the free and voluntary act of such limited liability company for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this ______ day of ____________, 2005.

                                                        ___________________
                                                          Notary Public

My commission expires: _________________________

STATE OF____________________
                             ) SS.
COUNTY OF___________________ )

      I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that John Q. Hammons, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before this day in person and acknowledged that he signed and delivered the said instrument as his free and voluntary act and deed for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this ______ day of ____________, 2005.

                                                        ___________________
                                                          Notary Public

My commission expires: _________________________

STATE OF____________________
                             ) SS.
COUNTY OF___________________ )

      I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that John Q. Hammons, the Trustee of the JOHN Q. HAMMONS REVOCABLE TRUST, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before this day in person and acknowledged that he signed and delivered the said instrument as his free and voluntary act and deed for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this ______ day of ____________, 2005.

                                                        ___________________
                                                          Notary Public

My commission expires: _________________________

                                    EXHIBIT A

                  NEWCO SUBJECT HOTELS [AND LEGAL DESCRIPTIONS]

1.   Embassy Suites Hotel and Montgomery Conference Center
     300 Tallapoosa Street, Montgomery, Alabama 36104
     Owner: John Q. Hammons Hotels, LP
     License / Franchise Description: Promus Hotels; Term: 08/18/1995-08/17/2015 Hotel Type: Full Service

2.   Holiday Inn Capitol Plaza
     300 J Street, Sacramento, California 95814
     Owner: John Q. Hammons Hotels, LP
     License / Franchise Description: Holiday Inn; Term: 09/13/04-09/12/09 Hotel Type: Full Service

3.   Holiday Inn Denver International Airport
     15500 East 40th Avenue, Denver, Colorado 80239
     Owner: John Q. Hammons Hotels, LP
     License / Franchise Description: Holiday Inn; Term: 10/29/82-12/26/07 Hotel Type: Full Service

4.   Hilton Fort Collins
     425 West Prospect Road
     Fort Collins, Colorado 80526
     Owner: John Q. Hammons Hotels, LP
     License / Franchise Description: Hilton; Term: (not received)

5.   Coral Springs Marriott Hotel
     11775 Heron Bay Boulevard, Coral Springs, Florida 33076
     Owner: John Q. Hammons Hotels, LP
     License / Franchise Description: Marriott; Term: 06/07/02-06/06/22 Hotel Type: Full Service

6.   Cedar Rapids Marriott
     1200 Collins Road, Cedar Rapids, Iowa 52402
     Owner: John Q. Hammons Hotels, LP
     License / Franchise Description: Marriott; Term: 08/30/04-08/29/24 Hotel Type: Full Service

7.   Embassy Suites On the River
     101 E. Locust Street, Des Moines, Iowa 50309
     Owner: John Q. Hammons Hotels, LP
     License / Franchise Description: Promus Hotels; Term: 10/09/90-10/08/10 Hotel Type: Full Service

8.   Sheraton West Des Moines (Leasehold Property)
     1800 50th Street
     West Des Moines, Iowa 50266
     Owner: John Q. Hammons Hotels, LP
     License / Franchise Description: Sheraton; Term: (not received) Hotel Type: Full Service

9.   Capitol Plaza Hotel
     415 West McCarty Street, Jefferson City, Missouri 65101
     Owner: John Q. Hammons Hotels LP
     License / Franchise Description: independent
     Hotel Type: Full Service

10.  Holiday Inn Joplin Hotel and Convention Center
     3615 Range Line Road, Joplin, Missouri 64804
     Owner of Hotel: John Q. Hammons Hotels, LP
     Owner of Convention Center: John Q. Hammons Hotels, LP (Leasehold Interest) License / Franchise Description: Holiday Inn; Term: 06/03/00-06/29/15
     Hotel Type: Full Service

11.  Embassy Suites Hotel - Kansas City International Airport
     7640 Northwest Tiffany Springs Parkway, Kansas City, Missouri 64153
     Owner: John Q. Hammons Hotels, LP
     License / Franchise Description: Promus Hotels; Term: 04/10/89-04/09/09 Hotel Type: Full Service

12.  Homewood Suites by Hilton - Kansas City International Airport
     7312 NW Polo Drive, Kansas City, Missouri 64153
     Owner: John Q. Hammons Hotels, LP
     License / Franchise Description: Promus Hotels; Term: 05/17/96-05/16/17 Hotel Type: Limited Service

13.  Holiday Inn Springfield North
     2720 North Glenstone, Springfield, Missouri 65803
     Owner: John Q. Hammons Hotels, LP
     License / Franchise Description: Holiday Inn; Term: 12/23/92-09/17/07 Hotel Type: Full Service

14.  Renaissance Charlotte Suites Hotel
     2800 Coliseum Centre Drive, Charlotte, North Carolina 28217
     Owner: John Q. Hammons Hotels, LP
     License / Franchise Description: Marriott; Term: 09/27/97-09/26/07 Hotel Type: Full Service

15.  Embassy Suites Greensboro Airport
     204 Centreport Drive, Greensboro, North Carolina 27409
     Owner: John Q. Hammons Hotels, LP
     License / Franchise Description: Promus Hotels; Term: 02/07/89-02/07/09 Hotel Type: Full Service

16.  Homewood Suites Greensboro
     201 Centreport Drive, Greensboro, North Carolina 27409
     Owner: John Q. Hammons Hotels, LP
     License / Franchise Description: Promus Hotels; Term: 09/05/96-09/04/16 Hotel Type: Limited Service

17.  Embassy Suites Omaha (Old Market)
     555 S. 10th Street, Omaha, Nebraska 68102
     Owner: John Q. Hammons Hotels, LP
     License / Franchise Description: Promus Hotels; Term: 10/02/95-10/01/15 Hotel Type: Full Service

18.  Albuquerque Marriott Pyramid North
     5151 San Francisco Road, Albuquerque, New Mexico 87109
     Owner: John Q. Hammons Hotels, LP
     License / Franchise Description: Marriott; Term: 12/16/02-12/16/22 Hotel Type: Full Service

19.  Holiday Inn Reno Downtown
     1000 East Sixth Street, Reno, Nevada 89512
     Owner: John Q. Hammons Hotels, LP
     License / Franchise Description: Holiday Inn; Term: 07/03/92-07/03/12 Hotel Type: Full Service

20.  Holiday Inn Portland Airport
     8439 NE Columbia Boulevard, Portland, Oregon 97220
     Owner of Hotel: John Q. Hammons Hotels, LP
     Owner of Convention Center: John Q. Hammons Hotels, LP (Leasehold Interest) License / Franchise Description: Holiday Inn; Term: 02/28/01-02/27/06
     Hotel Type: Full Service

21.  Embassy Suites Columbia - Greystone
     200 Stoneridge Drive, Columbia, South Carolina 29210
     John Q. Hammons Hotels, LP
     License / Franchise Description: Promus Hotels; Term: 01/20/88-01/19/98 Hotel Type: Full Service

22. Embassy Suites Golf Resort and Conference Center (Leasehold Property) 670 Verdae Boulevard, Greenville, SC 29607
     John Q. Hammons Hotels, LP
     License / Franchise Description: Promus Hotels; Term: 04/26/93-04/25/13 Hotel Type: Full Service

23.  Embassy Suites Charleston Convention Center
     5055 International Blvd, North Charleston, South Carolina 29418
     Owner: John Q. Hammons Hotels, LP
     License / Franchise Description: Promus Hotels; Term: 02/18/00-06/25/19 Hotel Type: Full Service

24.  Holiday Inn Beaumont Plaza
     3950 I-10 South at Walden Road, Beaumont, Texas 77705
     Owner: John Q. Hammons Hotels, LP
     License / Franchise Description: Holiday Inn; Term: 11/13/03-11/12/13 Hotel Type: Full Service

25.  Embassy Suites Outdoor World at DFW Airport
     2401 Bass Pro Drive, Grapevine, Texas 76051
     Owner: John Q. Hammons Hotels, LP
     License / Franchise Description: Promus Hotels; Term: 08/03/99-08/02/17 Hotel Type: Full Service

26.  Marriott Houston Hobby Airport
     9100 Gulf Freeway, Houston, Texas 77017
     Owner: John Q. Hammons Hotels, LP
     License / Franchise Description: Marriott; Term: 07/02/02-07/01/22 Hotel Type: Full Service

27.  Hampton Inn & Suites Mesquite at Rodeo Center
     1700 Rodeo Drive, Mesquite, Texas 75149
     Owner: John Q. Hammons Hotels, LP
     License / Franchise Description: Promus Hotels; Term: 04/22/99-04/21/19 Hotel Type: Limited Service

28.  Marriott Madison West
     1313 John Q. Hammons Dr., Middleton, Wisconsin 53562
     Owner: John Q. Hammons Hotels, LP
     License / Franchise Description: Marriott; Term: 01/16/98-01/15/18 Hotel Type: Full Service

29.  Embassy Suites Hotel - Little Rock
     11301 Financial Centre Parkway, Little Rock, Arkansas 72211
     Owner: John Q. Hammons Hotels Two, LP
     License / Franchise Description: Promus Hotels; Term: 05/22/02-05/21/24 Hotel Type: Full Service

30.  Holiday Inn Northwest Arkansas and Convention Center
     1500 South 48th Street, Springdale, Arkansas 72762
     Owner: Northwest Arkansas Hotel Ltd. Co.
     License / Franchise Description: Holiday Inn; Term: 12/08/92-07/30/09 Hotel Type: Full Service

31.  Hampton Inn & Suites of Northwest Arkansas
     1700 South 48th Street, Springdale, Arkansas 72762
     Owner: Northwest Arkansas Hotel Ltd. Co.
     License / Franchise Description: Promus Hotels; Term: 10/17/95-10/16/15 Hotel Type: Limited Service

32.  Holiday Inn Palo Verde - Tucson Airport
     4550 South Palo Verde Boulevard, Tucson, Arizona 85714
     Owner: John Q. Hammons Hotels Two, LP
     License / Franchise Description: Holiday Inn; Term: 02/28/02-02/28/07 Hotel Type: Full Service

33.  Marriott University Park (Leasehold Property)
     880 E. Second Street, Tucson, AZ 85719
     John Q. Hammons Hotels Two, LP
     License / Franchise Description: Marriott; Term: 08/12/96-09/11/16 Hotel Type: Full Service

34.  Embassy Suites On Monterey Bay (Leasehold Property)
     1441 Canyon Del Rey, Seaside, CA 93955
     John Q. Hammons Hotels Two, LP
     License / Franchise Description: Promus Hotels; Term: 11/07/95-11/06/15 Hotel Type: Full Service

35.  World Golf Renaissance Resort (Air Rights Easement)
     500 South Legacy Trail, St. Augustine, Florida 32092
     Owner: John Q. Hammons Hotels, LP
     License / Franchise Description: Marriott; Term: 07/19/99-07/19/19 Hotel Type: Full Service

36. The Embassy Suites Hotel Tampa USF/Busch Gardens (Leasehold Property) 3705 Spectrum Boulevard, Tampa, FL 33612
     John Q. Hammons Hotels Two, LP
     License / Franchise Description: Promus Hotels; Term: 07/10/95-07/09/15 Hotel Type: Full Service

37.  Radisson Quad City Plaza
     111 East Second Street, Davenport, Iowa 52801
     Owner: John Q. Hammons Hotels Two, LP
     License / Franchise Description: Radisson Hotels; Term: 08/18/95-12/31/15 Hotel Type: Full Service

38.  Capitol Plaza
     1717 SW Topeka Boulevard, Topeka, Kansas 66612
     Owner: John Q. Hammons Hotels Two, LP
     License / Franchise Description: independent
     Hotel Type: Full Service

39.  Holiday Inn University Plaza
     1021 Wilkinson Trace, Bowling Green, Kentucky 42103
     Owner: John Q. Hammons Hotels Two, LP
     License / Franchise Description: Holiday Inn; Term: 04/02/02-04/02/12 Hotel Type: Full Service

40.  Embassy Suites Hotel Raleigh-Durham/Research Triangle East
     201 Harrison Oaks Boulevard, Cary, North Carolina 27513
     Owner: John Q. Hammons Hotels, LP
     License / Franchise Description: Promus Hotels; Term: 09/23/97-09/22/17 Hotel Type: Full Service

41.  Renaissance Oklahoma City Hotel
     10 North Broadway, Oklahoma City, Oklahoma 73102
     Owner: John Q. Hammons Hotels Two, LP
     License / Franchise Description: Marriott; Term: 08/19/98-08/19/18 Hotel Type: Full Service

42.  Embassy Suites Portland Airport (Leasehold Property)
     7900 NE 82nd Avenue, Portland, OR 97220
     John Q. Hammons Hotels Two, LP
     License / Franchise Description: Promus Hotels; Term: 09/30/98-09/29/18 Hotel Type: Full Service

43.  Embassy Suites Charleston
     300 Court Street, Charleston, West Virginia 25301
     Owner: John Q. Hammons Hotels Two, LP
     License / Franchise Description: Promus Hotels; Term: 12/01/97-11/30/17 Hotel Type: Full Service